CYPRESSTREE

Senior
Floating Rate

                                                                            Fund

Semi-Annual Report
   June 30, 2000

                                                              AMERICAN
                                                                 GENERAL
Unaudited Financial Statements                                   FINANCIAL GROUP

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
President's Message
--------------------------------------------------------------------------------

August 18, 2000

Dear Shareholder:

I am pleased to announce that in March, the Fund became part of American General Corporation. Headquartered in Houston, American General is a leading provider of retirement services, investments, life insurance and consumer loans. The acquisition of the Fund by American General Corporation provides you with the backing of one of the largest and most successful financial organizations in the country. We believe that the additional access to resources which American General offers, combined with our continuing commitment to providing you with exceptional investment management and excellent customer service will help you to reach your goals in the months and years to come.

Fund Update
As of June 30, 2000, the CypressTree Senior Floating Rate Fund had an NAV of $9.76 and a 30-day SEC yield of 8.30%. Overall, the Fund continues to maintain a strong BB- credit profile and remains well diversified with investments in 103 issuers representing 30 industries. At June 30, 2000, the largest single position in the Fund was International Technology Corp. at 1.84% and the largest industry weighting was telecommunications at 10.1% of the portfolio.

For the twelve months ending June 30, 2000, the Fund remained almost 200 basis points ahead of its benchmark, the DLJ Leveraged Loan Index Plus, posting a net total return of 5.41% vs. 3.53% for the index. In the second quarter, the Fund slightly underperformed the index by 39 basis points with a net total return of 1.44%. The Fund's underweighting in the energy and manufacturing sectors and an overweighting of the service sector led to the Fund's underperformance in the quarter, but those declines were partially offset by gains in Aurora Foods, Knowles Electronics and Allied Waste.

Market Update
Loan market volatility remained at above average levels during the first half of the year, though still well below the volatility experienced by the broader fixed income and equity markets. Senior loan investors remained cautious, favoring the higher-rated, more liquid end of the market. As a result, bid levels for better credits continued to strengthen during the quarter, while underperforming names and distressed loans weakened significantly. In this environment, the Fund experienced its first default, when Safety-Kleen Corp., an industrial waste services company, filed for bankruptcy. Although the short-term impact to the NAV of the Fund was negative, the event was anticipated and we believe is a necessary step in the restructuring process for this company, which remains a holding of the Fund. Another factor that has negatively impacted the loan market is the continued weakness in the high yield market. The high yield market represents a critical source of capital for below investment grade companies and tends to be a key driver of senior loan issuance and refinancings.

With volatility in the financial markets expected to remain high, we believe that senior loans will continue to offer strong relative value to investors as compared to other shorter-term investments. Senior loans continue to represent an attractive investment choice for investors who are looking to earn a reasonable level of income with minimal exposure to interest rate movements.

At American General, we are committed to you and to your investment future. You have our promise that we will continue to strive to provide you with disciplined investment management expertise and high quality customer service.

If you have any questions about your investments, simply call us at 800-872-8037. Due to recently extended coverage, you can now reach our representatives any time between the hours of 9:00 to 7:00 PM, Eastern Time, Monday through Friday. Thank you for your continued support.

Sincerely,

/s/ Alice T. Kane

Alice T. Kane
Chairman and President
North American Funds

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio Of Investments - June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                              Maturity
 Industry Description                  Type     Date       Par        Value
 -------- -----------                  ----   --------     ---        -----
 LOANS - 83.4%
 Aerospace & Defense - 2.2%
          K&F Industries Inc          BTL-B   10/15/05 $   644,366 $   643,762
          Titan Corporation           BTL-C    2/23/07     748,125     751,398
          United Defense Corp         BTL-B    10/6/05     132,232     131,538
          United Defense Corp         BTL-C    10/6/06     204,768     203,693
                                                                   -----------
                                                                     1,730,391
 Automobile - 6.0%
          American Axle &
          Manufacturing               BTL-B    4/30/06     749,000     747,426
          Collins & Aikman Corp       BTL-B   12/31/05     238,000     235,204
          Collins & Aikman Corp       BTL-C   12/31/05     242,500     240,151
          CSK Auto Inc                BTL-B-2 10/31/03     997,500     987,525
          Dura Automotive Systems
          Inc                         BTL-B    3/31/06     500,000     500,547
          Exide Corp                  BTL-B    3/18/05     247,467     243,229
          Federal Mogul Corp          BTL-B    2/24/05     497,143     467,107
          J.L. French Automotive
          Castings Inc                BTL-B   10/21/06     392,140     390,833
          Tenneco Automotive          BTL-B   10/15/07     500,000     493,125
          Tenneco Automotive          BTL-C    4/15/08     500,000     493,125
                                                                   -----------
                                                                     4,798,272
 Beverage, Food & Tobacco - 2.6%
          Aurora Foods Inc            BTL-A    6/30/05     139,691     125,023
          Aurora Foods Inc            BTL-B    9/30/06   1,091,408     989,544
          B&G Foods Inc               BTL-B    3/31/06     500,000     464,167
          Tabletop Acquisition Corp   BTL-B    3/31/07     498,750     500,932
                                                                   -----------
                                                                     2,079,666
 Broadcasting & Entertainment - 3.3%
          AMFM Inc                    BTL-A   11/19/01   1,250,000   1,248,243
          Classic Cable Inc           BTL-B    1/31/08     651,316     651,397
          Muzak LLC                   BTL-B   12/31/06     497,500     496,775
          Telemundo Group Inc         BTL-B    2/28/06     248,125     246,264
                                                                   -----------
                                                                     2,642,679
 Buildings & Real Estate - 4.3%
          Atrium Companies Inc        BTL-B    6/30/05      74,311      74,172
          Atrium Companies Inc        BTL-C    6/30/06     106,759     106,559
          ClubCorp Inc                BTL-B    3/24/07     997,500     999,683
          Dal-Tile Intern'l           BTL-B   12/31/03     248,479     243,572
          Pebble Beach Co             BTL-B    7/30/06     560,727     563,093
          Prison Realty Trust Inc     BTL     12/31/02     246,875     234,120
          Prison Realty Trust Inc     BTL-C   12/31/02     498,744     475,469
          Tapco International
          Corporation                 BTL-B    6/23/07     465,234     464,071
          Tapco International
          Corporation                 BTL-C    6/23/08     279,141     278,443
                                                                   -----------
                                                                     3,439,182

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio Of Investments - June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                   Maturity
 Industry Description                    Type        Date       Par        Value
 -------- -----------                    ----      --------     ---        -----
 Cargo Transport - 1.6%
          Gemini Air Cargo Inc       TL a           8/12/05 $   784,821 $   775,501
          Kansas City Southern
          Industries Inc             BTL-B          1/11/07     500,000     502,545
                                                                        -----------
                                                                          1,278,046
 Chemicals, Plastics & Rubber -
  3.4%
          Hexcel Corp                BTL-B          9/14/05     456,102     453,821
          Huntsman Corp              BTL-C          10/7/04     750,000     751,172
          Huntsman ICI Chemicals
          LLC                        BTL-B          6/30/07     412,500     415,664
          Huntsman ICI Chemicals
          LLC                        BTL-C          6/30/08     412,500     415,664
          Lyondell Petrochemical
          Co                         BTL-B          6/30/05     134,725     136,141
          Lyondell Petrochemical
          Co                         BTL-E         12/31/03     539,897     555,856
                                                                        -----------
                                                                          2,728,318
 Containers, Packaging & Glass -
  3.8%
          Graham Packaging Co        BTL-B          1/31/06     261,521     261,043
          Graham Packaging Co        BTL-C 1        1/31/07     216,689     216,304
          Graham Packaging Co        BTL-C 2        1/31/07     510,453     509,670
          Graphics Packaging Corp    Bridge         8/12/02     315,938     310,705
          Jefferson Smurfit          BTL-B          3/31/06      31,944      32,000
          RIC/Riverwood
          International              BTL-A          2/28/03     750,000     743,086
          Stone Container            BTL-D          10/1/03     996,762     999,445
                                                                        -----------
                                                                          3,072,253
 Diversified & Conglomerate
  Manufacturing - 4.2%
          Alliance Laundry Systems
          LLC                        BTL-B          6/30/05     500,000     497,500
          CII Carbon LLC             Hybrid TL      6/30/08     210,217     208,969
          General Cable
          Corporation                BTL-B          5/27/07     671,016     668,500
          GenTek Inc                 BTL-B          4/30/07     247,500     248,119
          Goodman Manufacturing Co
          LP                         BTL-B          7/31/05     237,802     235,238
          Mueller Group Inc          BTL-B          8/16/06     370,627     371,380
          Mueller Group Inc          BTL-C          8/16/07     370,000     370,751
          Terex Corporation          Delayed BTL-C  7/15/06     737,514     737,514
                                                                        -----------
                                                                          3,337,971
 Diversified & Conglomerate Service
  - 2.0%
          infoUSA Inc                BTL-B          6/30/06     903,092     882,772
          United Rentals Inc         BTL-C          6/30/06     750,000     740,781
                                                                        -----------
                                                                          1,623,553
 Ecological - 4.5%
          Allied Waste Industries    BTL-B          7/21/06     340,909     320,354
          Allied Waste Industries    BTL-C          7/21/07     409,091     384,425
          Intern'l Technology Corp   BTL-B          6/11/06   1,469,799   1,461,531
          Safety-Kleen Corp.         BTL-A           4/3/04     230,656      92,262
          Safety-Kleen Corp.         BTL-B           4/3/05     497,468     199,540

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio Of Investments - June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                Maturity
 Industry Description                   Type      Date       Par        Value
 -------- -----------                   ----    --------     ---        -----
 Ecological - continued
          Safety-Kleen Corp.         BTL-C        4/3/06 $   497,468 $   199,540
          Stericycle Inc             BTL-B      11/10/06     936,375     940,032
                                                                     -----------
                                                                       3,597,684
 Electronics - 1.0%
          Dynamic Details Inc.       BTL-B       4/22/05     148,757     147,269
          ON Semiconductor, Inc.     BTL-B        8/4/06     313,771     316,320
          ON Semiconductor, Inc.     BTL-C        8/4/07     337,907     340,652
                                                                     -----------
                                                                         804,241
 Farming & Agriculture - 0.6%
          Hines Nurseries Inc        BTL-B       2/28/05     500,000     500,000
                                                                     -----------
 Finance - 0.4%
          Bridge Information
          Systems Inc                BTL-B       5/29/05     372,572     326,373
                                                                     -----------
 Grocery - 0.7%
          Pathmark Stores Inc        BTL-B      12/15/01     599,616     586,125
                                                                     -----------
 Healthcare, Education & Childcare
  - 5.4%
          Alliance Imaging Inc       BTL-B       6/18/04     412,935     409,322
          Alliance Imaging Inc       BTL-C      12/18/04     587,065     581,928
          Dade Behring Inc           BTL-B       6/30/06     619,060     582,137
          Dade Behring Inc           BTL-C       6/30/07     619,060     582,137
          Hanger Orthopedic Group    BTL-B        1/1/08     497,500     467,961
          King Pharmaceuticals Inc   BTL-B      12/22/06     517,862     518,563
          Quest Diagnostics Inc      Bridge      8/16/01     953,488     950,211
          Stryker Corp               BTL-B       12/4/05     147,900     148,501
          Stryker Corp               BTL-C       12/4/06      52,757      52,971
                                                                     -----------
                                                                       4,293,731
 Home & Office Furniturings, Housewares & Durable Consumer Products - 0.8%
          Shop Vac Corp              BTL-B       6/30/07     625,000     624,609
                                                                     -----------
 Hotels, Motels, Inns & Gaming -
  4.0%
          Extended Stay America
          Inc                        BTL-D        6/7/07   1,000,000   1,001,875
          Felcor Lodging Trust       BTL-B       3/31/04     498,667     496,589
          Starwood Hotels &
          Resorts Trust              Tr. 2 Loan  2/23/03   1,000,000   1,003,438
          Wyndham International
          Inc                        BTL-B       6/30/06     750,000     725,578
                                                                     -----------
                                                                       3,227,480
 Insurance - 0.6%
          Willis Corroon Group plc   BTL-B      11/19/06     261,154     260,719
          Willis Corroon Group plc   BTL-C      11/19/07     111,923     111,736
          Willis Corroon Group plc   BTL-D       5/19/08     111,923     111,736
                                                                     -----------
                                                                         484,191

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio Of Investments - June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                 Maturity
 Industry Description                   Type       Date       Par        Value
 -------- -----------                   ----     --------     ---        -----
 Leisure, Amusement, Entertainment
  - 2.5%
          DreamWorks LLC             BTL-B        1/15/09 $ 1,000,000 $ 1,006,563
          Premier Parks Inc          BTL-B        9/30/05     500,000     503,250
          Regal Cinemas Inc          BTL-B        5/27/06     247,930     197,813
          Regal Cinemas Inc          BTL-C        5/27/07     129,706     103,487
          United Artists Theatre
          Co                         BTL-B        4/21/06      97,348      71,672
          United Artists Theatre
          Co                         BTL-C        4/21/07     146,022     107,509
                                                                      -----------
                                                                        1,990,294
 Machinery - 0.7%
          Thermadyne Holdings Corp   BTL-B        5/22/05     298,881     283,296
          Thermadyne Holdings Corp   BTL-C        5/22/06     298,881     283,296
                                                                      -----------
                                                                          566,592
 Mining, Steel, Iron & Non-precious
  Metals - 3.4%
          Ispat Inland Inc           Hybrid TL    7/16/05     494,953     490,485
          Ispat Inland Inc           Hybrid TL 2  7/16/06     494,953     490,485
          Neenah Corp                BTL-B        9/30/05     999,564     997,065
          Peabody Holding Company
          Inc                        BTL-B        6/30/06     712,500     711,431
                                                                      -----------
                                                                        2,689,466
 Oil & Gas - 0.3%
          TravelCenters of America
          Inc                        BTL-B        3/27/05     247,240     248,013
                                                                      -----------
 Personal & Nondurable Consumer
  Products (Mfg Only) - 1.8%
          Amscan Holdings Inc        Hybrid TL   12/31/04     242,965     225,957
          Buhrmann NV                US BTL-B    10/26/07     463,400     464,559
          Sealy Mattress             BTL-B       12/15/04     187,325     187,559
          Sealy Mattress             BTL-C       12/15/05     134,996     135,291
          Sealy Mattress             BTL-D       12/15/06     172,536     172,824
          United Industries Corp     BTL-B        1/20/06     245,625     237,028
                                                                      -----------
                                                                        1,423,218
 Printing & Publishing - 8.1%
          American Media Inc         BTL-B         4/1/07   1,000,000   1,001,875
          Benedek Broadcasting
          Corp                       BTL-B       11/20/07     500,000     497,969
          Big Flower Press Inc       BTL-A       12/31/05     992,252     984,810
          Hollinger Intern'l
          Publishing                 BTL-B       12/31/04   1,000,000   1,003,750
          Journal Register Co        BTL-B         9/6/06     749,250     742,694
          Lamar Advertising
          Company                    BTL-B         8/1/06     750,000     751,406
          Merrill Corp               BTL-B       11/23/07     995,000     995,622
          R.H. Donnelley Corp        BTL-B        12/5/05     185,082     184,504
          R.H. Donnelley Corp        BTL-C        12/5/06     307,381     306,420
                                                                      -----------
                                                                        6,469,050

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Portfolio Of Investments - June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                               Maturity
 Industry Description                    Type    Date       Par        Value
 -------- -----------                    ----  --------     ---        -----
 Retail Stores - 1.2%
          SDM Corporation                BTL-C   2/4/08 $   500,000 $   501,000
          SDM Corporation                BTL-E   2/4/09     500,000     501,000
                                                                    -----------
                                                                      1,002,000
 Telecommunications - 10.0%
          American Tower Corp            BTL-B 12/31/07   1,000,000   1,003,563
          Charter Communications
          Holding Co LLC                 BTL-B   2/2/08     750,000     744,625
          Charter Communications
          Holding Co LLC                 BTL-B  11/5/08     250,000     249,781
          Dobson Communication           BTL-B  3/31/08     513,333     513,425
          Dobson Communication           BTL-B  3/23/07     224,677     225,052
          Dobson Communication           BTL-C 12/23/07     227,375     227,852
          Dobson Communication           BTL-C  3/31/09     586,667     586,772
          McLeodUSA Corp                 BTL-B  5/31/08     500,000     500,313
          Microcell Telecommunications
          Inc                            BTL-B   3/1/06     500,000     498,907
          Nextel Communications          BTL-B  6/30/08     500,000     502,313
          Nextel Communications          BTL-C 12/31/08     500,000     502,313
          NEXTLINK Communications Inc    BTL-B  6/30/07   1,000,000   1,005,536
          RCN Corp                       BTL-B   6/3/07     500,000     498,706
          Rural Cellular Corp            BTL-B  10/3/08     500,000     499,500
          Rural Cellular Corp            BTL-C   4/3/09     500,000     499,500
                                                                    -----------
                                                                      8,058,158
 Textiles & Leather - 2.4%
          Globe Manufacturing Co         BTL-B  7/15/06     496,250     328,718
          Polymer Group                  BTL-B 12/20/05     991,429     990,038
          St John Knits Inc              BTL-B  7/31/07     670,573     645,427
                                                                    -----------
                                                                      1,964,183
 Transportation - 1.0%
          American Commercial Lines
          LLC                            BTL-B  6/30/06     363,189     351,612
          American Commercial Lines
          LLC                            BTL-C  6/30/07     494,808     479,036
                                                                    -----------
                                                                        830,648
 Utilities - 0.6%
          Western Resources Inc          BTL-B  3/17/03     500,000     500,935
                                                                    -----------
 TOTAL LOANS (Cost $68,486,042)                                     $66,917,322
                                                                    -----------
 SHORT-TERM INVESTMENTS - 14.4%
          American Express Co., 6.42%           7/03/00 $10,029,422 $10,029,422
          SSGA Money Market Fund                          1,494,809   1,494,809
                                                                    -----------
 TOTAL SHORT-TERM INVESTMENTS (Cost $11,524,231)                    $11,524,231
                                                                    -----------
 TOTAL INVESTMENTS - 97.8% - (Cost $80,010,273)*                    $78,441,553
                                                                    -----------
 OTHER ASSETS AND LIABILITIES, NET - 2.2%                           $ 1,802,785
                                                                    -----------
 NET ASSETS - 100.0%                                                $80,244,338
                                                                    ===========

*The cost for Federal Income Tax purposes is the same.
    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statement of Assets and Liabilities - June 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  ASSETS:
  Investments in loans and securities, at value. (Identified cost, $80,010,273.)
   (See accompanying Portfolio of Investments)................... $78,441,553
  Cash...........................................................     828,224
  Receivables:
    Investments sold.............................................     249,377
    Fund shares sold.............................................     200,545
    Interest on bank loans.......................................     743,576
    From investment adviser......................................      84,352
  Unamortized organization costs.................................     137,623
  Other assets...................................................     123,901
                                                                  -----------
      Total assets...............................................  80,809,151
                                                                  -----------
  LIABILITIES:
  Payables:
    Dividends....................................................     538,572
    Accrued expenses.............................................      26,241
                                                                  -----------
      Total liabilities..........................................     564,813
                                                                  -----------
  NET ASSETS..................................................... $80,244,338
                                                                  ===========
  NET ASSETS CONSIST OF:
    Accumulated net realized gains (losses)...................... $  (112,567)
    Unrealized appreciation (depreciation) on investments........  (1,568,720)
    Capital shares at par value of $.01 (Note 3).................      82,198
    Additional paid-in capital...................................  81,843,427
                                                                  -----------
      Net assets................................................. $80,244,338
                                                                  ===========
  Net Asset Value, Offering and Redemption Price per Share
   ($80,244,338/8,219,820 shares outstanding)....................       $9.76
                                                                  ===========


    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statement of Operations (Unaudited)
--------------------------------------------------------------------------------

                                                             For the Six Months
                                                                   ended
                                                               June 30, 2000
                                                             ------------------
  INVESTMENT INCOME:
   Interest.................................................    $ 3,737,373
   Facility and other fee income............................         54,828
                                                                -----------
    Total income............................................      3,792,201
                                                                -----------
  EXPENSES:
   Investment adviser fee (Note 5)..........................        354,943
   Custody fee..............................................         43,421
   Transfer agent fee.......................................         20,162
   Audit and legal fees.....................................         51,570
   Accounting and administration fees (Note 5)..............        167,032
   Directors fees and expenses..............................          6,387
   Amortization of organization expenses....................         24,877
   Registration and filing fees.............................         35,141
   Miscellaneous............................................         22,489
                                                                -----------
   Expenses before waiver of fees by investment adviser.....        726,022
                                                                -----------
   Waiver of fees by investment adviser (Note 6)............       (203,346)
                                                                -----------
      Net expenses..........................................        522,676
                                                                -----------
      Net investment income.................................    $ 3,269,525
                                                                -----------
  REALIZED AND UNREALIZED GAIN/(LOSS):
   Net realized (loss) on investment transactions...........    $  (101,822)
   Unrealized (depreciation) on investments.................     (1,331,625)
                                                                -----------
      Net realized and unrealized loss......................     (1,433,447)
                                                                -----------
  Net increase in net assets resulting from operations......    $ 1,836,078
                                                                ===========

    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                             Six Months ended
                                              June 30, 2000      Year ended
                                               (Unaudited)    December 31, 1999
                                             ---------------- -----------------
  Increase/(Decrease) in Net Assets from:
  OPERATIONS:
   Net investment income...................    $  3,269,525      $ 2,818,490
   Net realized gain/(loss) on investment
    transactions...........................        (101,822)           6,343
   Change in unrealized depreciation on
    investments............................      (1,331,625)        (201,777)
                                               ------------      -----------
  Net increase in net assets resulting from
   operations..............................       1,836,078        2,623,056
  DISTRIBUTIONS FROM :
   Net investment income...................      (3,269,525)      (2,818,490)
  Decrease in net assets from capital share
   transactions (Note 3)...................      (9,013,727)      83,358,639
                                               ------------      -----------
  Decrease in net assets...................     (10,447,174)      83,163,205
                                               ------------      -----------
  Net assets at beginning of period........      90,691,512        7,528,307
                                               ------------      -----------
  Net assets at end of period..............    $ 80,244,338      $90,691,512
                                               ============      ===========



    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Statement of Cash Flows (Unaudited)
--------------------------------------------------------------------------------

                                                                  Six Months
                                                                     ended
                                                                 June 30, 2000
                                                                 -------------
  Increase/(Decrease) in Cash
  Cash Flows From (Used for) Operating Activities:
   Purchase of loans............................................ $(18,095,783)
   Interest and facility fees received..........................    3,627,552
   Purchase of short-term securities, net.......................    4,314,679
   Proceeds from loans sold.....................................   21,095,508
   Operating expenses paid......................................     (785,156)
                                                                 ------------
  Net Cash used for operating activities........................   10,156,800
                                                                 ------------
  Cash Flows From (Used for) Financing Activities:
   Proceeds from shares sold....................................   31,716,416
   Payments for shares redeemed.................................  (41,968,788)
   Cash dividends paid (not including reinvested dividends of
    $2,113,415).................................................     (720,356)
                                                                 ------------
  Net Cash from financing activities............................  (10,972,728)
                                                                 ------------
  Net increase in Cash..........................................     (815,928)
   Cash at beginning of period..................................    1,644,152
                                                                 ------------
   Cash at end of period........................................ $    828,224
                                                                 ------------
  Reconciliation of Net Increase in Net Assets from Operations to Net Cash used for Operating Activities
   Net increase in net assets from operations................... $  1,836,078
   Increase in interest and facility fees receivable............     (126,858)
   Decrease in receivable for investments sold..................       45,698
   Decrease in unamortized organization costs...................       24,890
   Increase in net accrued expenses.............................     (178,299)
   Net decrease in investments..................................    8,555,291
                                                                 ------------
  Net cash used for operating activities........................ $ 10,156,800
                                                                 ============


    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Financial Highlights (For a Share Outstanding Throughout the Period)
--------------------------------------------------------------------------------

                                             Six Months              Period from
                                                ended                 4/6/98 *
                                            June 30, 2000 Year ended   through
                                             (Unaudited)   12/31/99   12/31/98
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period......       $9.93       $9.93     $10.00
--------------------------------------------------------------------------------
Investment Operations:
 Net investment income....................        0.39        0.69       0.53
 Net realized and unrealized gain on
  investments.............................       (0.17)       0.00      (0.07)
                                                     ---------------------------
 Total from investment operations.........        0.22        0.69       0.46
                                                     ---------------------------
Distributions
 Dividends from net investment income.....       (0.39)      (0.69)     (0.53)
--------------------------------------------------------------------------------
Net Asset Value, End of Period............       $9.76       $9.93      $9.93
--------------------------------------------------------------------------------
Total Return..............................       2.22% +     7.16%      4.81% +
--------------------------------------------------------------------------------
Ratios/Supplemental Data
 Net assets, end of period (000's)........     $80,244     $90,692     $7,528
 Ratio of net expenses to average net
  assets..................................       1.25% #     0.72%      0.00% #
 Ratio of net investment income to average
  net assets..............................       7.87% #     6.81%      7.50% #
 Portfolio turnover rate..................         26% +       28%        20% +
 Expense ratio before fee waiver by
  adviser.................................       1.75% #     1.77%      4.27% #
 Net investment income before fee waiver
  by adviser..............................       7.37% #     5.77%      3.74% #

*Commencement of Operations
+Not annualized
#Annualized


    The accompanying notes are an integral part of the financial statements.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements
-------------------------------------------------------------------------------


1. ORGANIZATION OF THE FUND. The CypressTree Senior Floating Rate Fund, Inc. (the "Fund") is a non-diversified closed-end, management investment company. The Fund is organized as a Maryland Corporation and is registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in senior secured floating rate loans and other institutionally traded senior secured floating rate debt obligations.

Effective March 10, 2000, CypressTree Investments, Inc. ("CypressTree") sold substantially all of its assets including all of the stock of CypressTree Asset Management Corporation, Inc. ("CAM"), the Fund's investment adviser, and all of the stock of CypressTree Funds Distributors, Inc. ("CFD"), the Fund's distributor, to American General Corporation ("American General"). The acquisition by American General of CypressTree's assets (herein "the Acquisition") took place pursuant to a Purchase Agreement dated February 25, 2000. The names of these entities were then changed, so that CAM was renamed American General Asset Management Corp. ("AGAM") and CFD became American General Funds Distributors, Inc. ("AGFD").

AGAM, serves as investment adviser and principal underwriter for the Fund, effective March 10, 2000, pursuant to approval by the Fund's Board of Directors and the Fund's shareholders at a special shareholder meeting held on June 1, 2000. CypressTree Investment Management Company, Inc. (CIMCO) serves as the Fund's subadviser. AGFD serves as distributor for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The policies described below are followed when preparing the Fund's financial statements. These policies are in accordance with generally accepted accounting principles ("GAAP").

Security Valuation. The Fund's investments in loan interests ("Loans") are valued in accordance with guidelines established by the Board of Directors. Under the Fund's current guidelines, Loans for which an active secondary market exists to a reliable degree in CIMCO's opinion and for which CIMCO can obtain at least two quotations from banks or dealers in Loans will be valued by calculating the mean of the last available bid and asked prices in the market for such Loans, and then using the mean of those two means. If only one quote for a particular Loan is available, the Loan will be valued on the basis of the mean of the last available bid and asked prices in the market. Loans for which an active secondary market does not exist to a reliable degree in CIMCO's opinion will be valued at fair value, which is intended to approximate market value. In valuing a Loan at fair value, CIMCO will consider, among other factors, (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the Loan, (c) recent prices in the market for similar Loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services that determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, other portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Obligations purchased with remaining maturities of 60 days or less are valued at amortized cost unless this method is determined not to produce fair valuation. Repurchase agreements and investments in money market funds are valued at cost plus accrued interest. Securities for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

Federal Income Taxes. It is the Fund's policy to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and to distribute all of its taxable income and any net realized gain on investments to its shareholders each year. Accordingly, no federal income tax provision is required.

Capital Loss Carryforwards. At June 30, 2000, the Fund has $10,745 in capital loss carryforwards available to offset future recognized gains. This carryforward amount expires in 2005.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements - (Continued)
-------------------------------------------------------------------------------


Note 2, continued

Distributions of Income and Gains. Distributions of net investment income are declared as a dividend to shareholders of record as of the close of business each day and are paid monthly. The Fund distributes realized net capital gains, if any, at least annually, after offset by any capital loss carryovers.

Repurchase Agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement through its custodian, it receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is at least equal to 102% of the resale price, and the Fund will take constructive receipt of all securities underlying the repurchase agreements until such agreements expire. If the seller defaults, the Fund would suffer a loss to the extent that proceeds from the sale of underlying securities were less than the repurchase price.

Deferred Organization Expenses. Costs incurred by the Fund in connection with its organization are being amortized on a straight-line basis over 5 years.

Capital Accounts. The Fund reports the accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain
(loss) accounts on a basis approximating amounts available for future tax distributions (or to offset future taxable realized gains when a capital loss carryforward is available). Accordingly, the Fund may periodically make reclassifications among certain capital accounts without impacting net asset value.

Estimates. Preparing the financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions that affect the amounts reported for the reporting period and as of the end of the reporting period. Actual results could differ from those estimates.

Income. Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Facility fees received are recognized as income over the stated life of the loan. Other income, including amendment fees, commitment fees, letter of credit fees, etc., are recorded as income when received or contractually due to the Fund.

Gains/Losses. Gains or losses realized on the sale of portfolio assets are recognized on the trade date using the specific identification method.

3. CAPITAL SHARES. The Fund has 1,000,000,000 of $.01 par value shares authorized that may be issued. Share activity for the period ended June 30, 2000 was as follows:

                                       Shares      Capital
                                     ----------  ------------
            Sold..............        3,129,866  $ 30,841,544
            Reinvestment of
             distributions....          214,644     2,113,415
            Redeemed..........       (4,259,918)  (41,968,686)
                                     ----------  ------------
             Net
              increase/(decrease)..    (915,408) $ (9,013,727)
                                     ==========  ============

Share activity for the year ended December 31, 1999 was as follows:

                                       Shares      Capital
                                     ----------  ------------
            Sold..............        9,988,918  $ 99,380,895
            Reinvestment of
             distributions....          224,287     2,230,039
            Redeemed..........       (1,836,164)  (18,252,295)
                                     ----------  ------------
             Net
              increase/(decrease)..   8,377,041  $ 83,358,639
                                     ==========  ============

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements - (Continued)
-------------------------------------------------------------------------------


Note 3, continued

In order to provide shareholders with liquidity and the ability to receive net asset value on a disposition of shares, the Fund will make monthly offers to repurchase a percentage (usually 10%) of outstanding shares at net asset value. Shareholders will be sent a Notification of Repurchase Offer seven to fourteen days before each monthly repurchase offer. During the period ended June 30, 2000, the Fund made six Repurchase Offers, and actually redeemed the amounts shown in the table below. In no case was a monthly Repurchase Offer oversubscribed.

                                      Amount Tendered
                                    --------------------
                                     Shares    Capital
                                    --------- ----------
            January................   903,608 $8,972,825
            February...............   506,162  5,026,188
            March..................   391,461  3,913,055
            April.................. 1,000,011  9,820,106
            May....................   849,054  8,303,745
            June...................   606,622  5,932,767

4. PURCHASES AND SALES OF SECURITIES. During the period ended June 30, 2000, the Fund's cost of purchases of Loans and proceeds from Loan sales were $18,095,783 and $21,049,810, respectively. Unrealized appreciation and depreciation in the value of those investments at June 30, 2000 for federal income tax purposes were as follows:

            Gross unrealized appreciation... $   143,995
            Gross unrealized depreciation...  (1,712,715)
                                             -----------
            Net unrealized appreciation..... $(1,568,720)
                                             ===========

5. INVESTMENT ADVISORY AGREEMENT. The Fund maintains an Investment Advisory Agreement with AGAM ("Adviser"), who is responsible for managing the corporate and business affairs of the Fund, and selects, contracts with and compensates the subadviser to manage the Fund's assets. As compensation for its services the Adviser receives from the Fund an annual fee equal to the following percentage of average daily gross assets: 0.85% for the first $1 billion of average daily gross assets; 0.80% for average daily gross assets between $1 billion and $2 billion; and 0.75% for average daily gross assets of more than $2 billion. For purposes of computing the advisory fee, average daily gross assets are determined by deducting from total assets of the Fund all liabilities except the principal amount of any indebtedness from money borrowed, including debt securities issued by the Fund.

AGAM has retained CIMCO to serve as the Fund's subadviser to manage the investment and reinvestment of the Fund's assets. As compensation for its services as subadviser, CIMCO is entitled to receives from AGAM an annual fee paid monthly equal to the following percentage of average daily gross assets:
0.45% for the first $1 billion of average daily gross assets; 0.40% for average daily gross assets between $1 billion and $2 billion; and 0.35% for average daily gross assets of more than $2 billion. During the period ended June 30, 2000, CIMCO voluntarily waived a portion of its compensation, receiving 0.425% for the first $1 billion of average daily gross assets, 0. 36% for average daily gross assets between $1 billion and $2 billion; and 0.30% for average daily gross assets of more than $2 billion. Average daily gross assets are computed as described above. The fee paid to CIMCO is not an additional charge to the Fund or its shareholders.

AGAM, the Fund's Administrator under an Administration Agreement, is responsible for managing the Fund's business affairs, subject to supervision by the Fund's Board of Directors. For its services, AGAM receives an annual fee equal to 0.40% of average daily gross assets of the Fund. Average daily gross assets are computed as described above.

During the period ended June 30, 2000, the Fund engaged in purchase and sale transactions with other investment vehicles managed by CIMCO. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940, and amounted to $2,251,146.

CYPRESSTREE SENIOR FLOATING RATE FUND, INC.
Notes to Financial Statements - (Continued)
-------------------------------------------------------------------------------


6. EXPENSE REIMBURSEMENT. Pursuant to the Investment Advisory Agreement, the Adviser voluntarily reduced the advisory fee in order to maintain an expense ratio on the Fund that does not exceed a certain voluntary rate. Currently, the expenses of the Fund are capped at 1.25%. For the period ended June 30, 2000, the Adviser waived fees of $203,346.

7. DIRECTOR COMPENSATION. The Fund pays each Director who is not an employee or a director of the Adviser or its affiliates a fee of $750 plus travel expenses for each Board of Directors meeting attended, $200 for each telephone meeting attended, and an annual retainer of $3,000.

Directors
Alice T. Kane, Chairperson
Joseph T. Grause, Jr.
Dr. Judith L. Craven
William F. Devin
Dr. Timothy J. Ebner
Judge Gustavo E. Gonzales, Jr.
Kenneth J. Lavery
Dr. John E. Maupin, Jr.
Ben H. Love

Officers
Alice T. Kane, President
Joseph T. Grause, Jr., Vice President
Thomas J. Brown, Vice President
    and Treasurer
John I. Fitzgerald, Vice President and
    Secretary
John N. Packs, Vice President and
    Assistant Treasurer

Independent Accountants
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Adviser
American General Asset Management Corp.
286 Congress Street
Boston, MA 02210

Transfer and Dividend Agent
State Street Bank and Trust Company
P.O. Box 8505
Boston, MA 02266-8505

Distributor
American General Funds Distributors, Inc.
286 Congress Street
Boston, MA 02210

Shareholder Services
286  Congress  Street
Boston, MA 02210
800-872-8037

0700-10053